UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
 (Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
 (Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
 (Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2018

Monetta Mutual Funds (No-Load)

Monetta Trust:
■	Monetta Fund
■	Monetta Young Investor Fund

1-800-MONETTA	www.monetta.com

This Page Intentionally Left Blank

TABLE OF CONTENTS

Letter to Shareholders	5

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Young Investor Fund	11

Financial Statements
Statements of Assets & Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18

Notice to Shareholders	23

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Fund that invests in underlying ETFs that track the S&P 500® Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies.  Please refer to the Funds’ prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Past performance is not a guarantee of future results.

Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.  Please refer to the Schedules of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The NASDAQ Composite Index is a market capitalization-weighted index of over 3,300 common equities listed on the NASDAQ Stock exchange.  It is not possible to invest directly in an index.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ Exchange.  It is not possible to invest directly in an index.

Earnings growth is not a measure of the Funds’ future performance.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Dear Fellow Shareholders:	July 25, 2018

I am pleased to enclose your Fund’s semi-annual report for the period ending June 30, 2018. After one of the least volatile years for stocks in 2017, equities exhibited more normalized volatility in 2018. During the first quarter, after a string of nine straight quarterly gains for the S&P 500® Index, the market declined a moderate 0.76%, including dividends. The S&P 500® Index recovered in the second quarter, up 3.43%, propelling first half results to a positive 2.65%.

During the first half, markets were primarily affected by the passage of the tax reform act, strong earnings momentum, moderately higher interest rates, a February correction, and trade policy concerns.

The first half performance results were mixed among the major equity indices and underlying sectors. For example, the tax reform plan benefited smaller companies versus their larger cap peers due to their higher tax brackets. Larger companies benefited more from the repatriation of overseas cash adding to their share buyback programs and funds available for increased capital spending and/or dividend increases. Performance of the large cap stocks lagged that of the mid and small cap issues during the first half as reflected in the Nasdaq Composite return of +8.8% versus the Dow Jones Industrial return of -1.8%.

Since year-end, stock valuations were supported by better-than-expected corporate growth, a low interest rate environment, and improving consumer confidence. The leading sectors during the first half included the consumer discretionary, technology, and energy groups. Lagging sectors included staples, industrials, and financials.

Second Half Outlook

Among the issues investors will be watching for in the balance of 2018 are further signs of a trade war escalating, a potential slowing of corporate earnings growth, and the shape of the yield curve.

Currently the macro backdrop for the market is positive. Generally earnings are meeting or exceeding estimates, Fed policy appears accommodated and interest rates and inflation are moderately increasing. We have been experiencing a slower-than-average economic recovery which has avoided inventory excesses that have been a precursor to an economic slowdown. A near-term concern is the proposed tariffs and ongoing trade disputes which will likely add to near-term market volatility. At this point the trade worries do not appear to be affecting the Federal Reserve monetary policy as they continue on plan for moderate/steady rate increases.

Stock valuations may appear extended but we believe they are not excessive based on the upward earnings revisions. Once the markets fully reflect the lower tax rates we believe average earnings growth will moderate back to its long-term average of 7%.

We maintain a positive economic and market outlook for the remainder of 2018 into 2019. We are watching for evidence of late-cycle dynamics, including higher inflation and interest rates. We continue to believe that growth and momentum-style investments should perform well as these sectors tend to be a major beneficiary of an improving economic growth environment.

Following is detailed information summarizing both of the Funds’ performance, major security holdings and investment strategy.

We thank you for being a valued shareholder and providing us with the opportunity to help achieve your long-term investment goals.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

All investments involve risk; past performance is not a guarantee of future results.

Monetta Fund (Unaudited)	Period ended June 30, 2018
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$249.0 billion	$59.15 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	15.69%	9.81%	11.86%	7.51%
S&P 500® Index	14.37%	11.93%	13.42%	10.17%
Total Annual Operating Expenses*	1.41%

*
Source Prospectus dated April 30, 2018. Expense Ratio of 1.41% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund’s current Expense Ratio, please refer to Page 16 of this Semi-Annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500® Index, for the 10-year period ending June 30, 2018, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Technology	26.4%
Retail	22.1%
Financial	17.5%
Healthcare	12.0%
Capital Equipment	4.6%
Exchange Traded Funds	4.6%
Transportation	3.5%
Energy	3.2%
Consumer Cyclical	2.7%
Other(b)	3.4%

Top 5 Equity Holdings:

% of Net Assets
Amazon.com, Inc.	7.8%
Alphabet, Inc. - CL C	4.7%
MasterCard, Inc. - CL A	4.6%
UnitedHealth Group, Inc.	4.1%
Alibaba Group Holding Ltd. - ADR	3.8%
Total Top 5 Equity Holdings:	25.0%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Fund rose 4.98% for the six-month period ending June 30, 2018. This compares to the 2.65% return of its benchmark index, the S&P 500® Index. The Fund’s positive performance variance was primarily due to its holdings in Amazon.com, Inc., MasterCard, Inc., and Visa, Inc. representing 7.76%, 4.65%, and 3.36% of the June 30, 2018 portfolio net assets. These companies continued to report solid and improving earnings results.

Detracting from Fund performance were holdings primarily in the energy and financial sectors. Specifically, Schlumberger Ltd. and Devon Energy Corp. in the energy sector, which were sold during the first quarter. In the financial sector, fund holdings in Citibank and Bank of America declined largely due to changes in the yield curve and increasing trade concerns. At June 30, 2018, Citibank and Bank of America represented 0.00% and 3.34% respectively of the net asset value.

New purchases since year-end included Twitter, Inc., Electronic Arts, Inc., and Home Depot, Inc. representing 3.69%, 2.15%, and 2.31% respectively of the June 30, 2018 portfolio net assets. These companies demonstrated good earnings growth, solid balance sheets and improving technical factors.

As we enter the second half of the year, the underpinnings of the bull market appear fine. Earnings continue to advance at a healthy clip, the Fed rate increases are moderate, and companies are benefiting from the administration’s pro-business policies. Most of the good news appears to be reflected already in stock prices and therefore we expect stocks to trade in a sideways pattern over the near-term as we await second quarter earnings results.

We believe we are in the mid-cycle investment phase, or in other words, the sixth inning of a game that can easily go into extra innings. This phase typically favors growth-oriented companies with solid fundamentals. Based on the fact we are in a mid-term election year, we expect most of 2018 gains to happen in the second half of the year absent any major geopolitical events or a trade war escalation.

Monetta Young Investor Fund (Unaudited)	Period ended June 30, 2018
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long Term Capital Growth	$308.3 billion	$135.04 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Young Investor Fund	17.53%	12.01%	13.02%	14.03%
S&P 500® Index	14.37%	11.93%	13.42%	10.17%
Total Annual Operating Expenses*	1.20%

*
Source Prospectus dated April 30, 2018. Expense Ratio of 1.20% includes Acquired Fund Fees and Expenses of 0.04%. For the Fund’s current Expense Ratio, please refer to Page 17 of this Semi-Annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500® Index, for the 10-year period ending June 30, 2018, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Exchange Traded Funds	51.8%
Technology	16.0%
Retail	10.7%
Financial	9.5%
Healthcare	4.1%
Capital Equipment	3.4%
Energy	2.9%
Transportation	1.5%
Other(b)	0.1%

Top 5 Equity Holdings:

% of Net Assets
Amazon.com, Inc.	3.8%
MasterCard, Inc. - CL A	3.6%
Alibaba Group Holding Ltd. - ADR	3.4%
UnitedHealth Group, Inc.	3.1%
Microsoft Corp.	2.9%
Total Top 5 Equity Holdings:	16.8%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Young Investor Fund was up 4.38% for the first half of 2018. This return compares favorably to the 2.65% return of its benchmark index, the S&P 500® Index. The Fund’s 51.83% weighting in Exchange Traded Funds matched the return of the S&P 500® Index while the “active” portion of the Fund propelled the return higher primarily from holdings in the technology and financial sectors.

Specific holdings that enhanced Fund performance included Amazon.com, MasterCard, Inc., and Microsoft Corporation representing 3.78%, 3.64%, and 2.92% respectively of the June 30, 2018 portfolio net assets. Detracting from the Fund’s performance were securities primarily in the retail area, such as McDonald’s Corp., Walmart Inc., and Dollar Tree, Inc. Earnings were generally below analyst estimates resulting in these securities being sold.

New purchases since year-end included Twitter, Inc., Salesforce.com, and Boeing Company representing 2.10%, 1.01%, and 1.49% respectively of the June 30, 2018 portfolio net assets.

As we enter the second half of 2018 we believe the U.S. economic growth conditions that have supported this secular bull market remain intact. The economic expansion is now the second longest on record and there are no signs of a recession on the immediate horizon. We believe the balance between the Fund’s active and passive investment approach reflects diversity to balance risk versus reward.

We believe markets are underestimating the durability of the U.S. economic expansion. We continue to look for value in large capitalization growth stocks that demonstrate solid earnings growth and are not extended on a technical basis. Sectors we are attracted to include the technology and consumer discretionary areas.

Disclosure of Fund Expenses (Unaudited)	Period Ended June 30, 2018

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense (Monetta Young Investor Fund); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2018 - June 30, 2018.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	1/1/18	6/30/18	1/1/18-6/30/18	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,049.80	$7.01	1.38%
Monetta Young Investor Fund	1,000.00	1,043.80	5.73	1.13%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,017.95	$6.90	1.38%
Monetta Young Investor Fund	1,000.00	1,019.19	5.66	1.13%

(a)
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half year)/365 (to reflect the one-half year period).

Schedule of Investments (Unaudited)	June 30, 2018

Monetta Fund

COMMON STOCKS - 92.0%
NUMBER OF SHARES		VALUE
Capital Equipment - 4.6%

Aerospace & Defense-2.3%
4,000	Boeing Co.	$1,342,040

Pollution Control-2.3%
17,000	Waste Management, Inc.	1,382,780

Consumer Cyclical - 2.7%

Leisure Service-2.7%
10,000	Las Vegas Sands Corp.	763,600
5,000	Wynn Resorts Ltd.	836,700
		1,600,300

Energy - 3.2%

Oil & Gas-Exploration & Production-3.2%
15,000	EOG Resources, Inc.	1,866,450

Financial - 17.5%

Bank-Money Center-6.0%
70,000	Bank of America Corp.	1,973,300
15,000	JPMorgan Chase & Co.	1,563,000
		3,536,300
Finance-Miscellaneous-11.5%
7,000	CME Group, Inc.	1,147,440
14,000	MasterCard, Inc. - CL A	2,751,280
15,000	Square, Inc. *	924,600
15,000	Visa, Inc. - CL A	1,986,750
		6,810,070

Healthcare - 12.0%

Healthcare-Biomedical/Genetic-2.1%
6,000	Thermo Fisher
	Scientific, Inc.	1,242,840

Healthcare-Drug/Diversified-1.3%
4,500	Allergan PLC	750,240

Healthcare-Patient Care-7.5%
12,000	Centene Corp. *	1,478,520
3,000	Laboratory Corporation
	of America Holdings *	538,590
10,000	UnitedHealth Group, Inc.	2,453,400
		4,470,510
Healthcare-Product-1.1%
20,000	Boston Scientific Corp. *	654,000

Retail - 22.1%

Retail-Major Chain-3.5%
10,000	Costco Wholesale Corp.	2,089,800

Retail-Specialty-18.6%
12,000	Alibaba Group
	Holding Ltd. - ADR *	2,226,360
2,700	Amazon.com, Inc. *	4,589,460
7,000	Home Depot, Inc.	1,365,700
12,000	PayPal Holdings, Inc. *	999,240
3,200	Ulta Beauty, Inc. *	747,072
3,500	WW Grainger, Inc.	1,079,400
		11,007,232

Technology - 26.4% #

Computer Data Storage-2.8%
9,000	Apple, Inc.	1,665,990

Computer-Software-13.0%
13,000	Activision Blizzard, Inc.	992,160
3,000	Adobe Systems, Inc. *	731,430
9,000	Electronic Arts, Inc. *	1,269,180
15,000	Microsoft Corp.	1,479,150
6,000	Palo Alto Networks, Inc. *	1,232,820
9,000	salesforce.com, Inc. *	1,227,600
5,000	VMware, Inc. - CL A *	734,850
		7,667,190
Electronic-Semiconductor-2.2%
5,500	NVIDIA Corp.	1,302,950

Internet-8.4%
2,500	Alphabet, Inc. - CL C *	2,789,125
50,000	Twitter, Inc. *	2,183,500
		4,972,625

Transportation - 3.5%

Airline-1.1%
6,000	United Parcel Service, Inc.	637,380

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2018

Monetta Fund (Continued)

NUMBER OF SHARES		VALUE
Transportation - 3.5% (Cont’d)

Railroad-2.4%
10,000	Union Pacific Corp.	$1,416,800

Total Common Stocks
(Cost $39,220,288)		54,415,497

EXCHANGE TRADED FUNDS - 4.6%
10,000	SPDR S&P 500 Trust	2,712,800

Total Exchange Traded Funds
(Cost $2,707,785)		2,712,800

MONEY MARKET FUNDS - 3.5%
2,081,922	Morgan Stanley
	Institutional Liquidity
	Fund - Government
	Portfolio - Institutional
	Class, 1.811% ^	$2,081,922

Total Money Market Funds
(Cost $2,081,922)		2,081,922

Total Investments
(Cost $44,009,995) - 100.1%		59,210,219

Liabilities in Excess of
Other Assets - (0.1)%		(60,008)

TOTAL NET ASSETS - 100.0%		$59,150,211

ADR - American Depositary Receipt
PLC - Public Limited Company

*	Non-income producing security.
#	As of June 30, 2018, the Monetta Fund had a significant portion of their assets invested in this sector and therefore is subject to additional risk. See Note 6 in Notes to Financial Statements.
^	Rate shown is the seven day effective yield at June 30, 2018.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2018

Monetta Young Investor Fund

COMMON STOCKS - 48.1%
NUMBER OF SHARES		VALUE
Capital Equipment - 3.4%

Aerospace & Defense-1.5%
6,000	Boeing Co.	$2,013,060

Pollution Control-1.9%
32,000	Waste Management, Inc.	2,602,880

Energy - 2.9%

Oil & Gas-Equipment & Services-1.1%
32,000	Halliburton Co.	1,441,920

Oil & Gas-Exploration & Production-1.8%
20,000	EOG Resources, Inc.	2,488,600

Financial - 9.5%

Bank-Money Center-4.0%
100,000	Bank of America Corp.	2,819,000
25,000	JPMorgan Chase & Co.	2,605,000
		5,424,000
Finance-Miscellaneous-5.5%
25,000	MasterCard, Inc. - CL A	4,913,000
19,000	Visa, Inc. - CL A	2,516,550
		7,429,550

Healthcare - 4.1%

Healthcare-Biomedical/Genetic-1.0%
7,000	Thermo Fisher
	Scientific, Inc.	1,449,980

Healthcare-Patient Care-3.1%
17,000	UnitedHealth Group, Inc.	4,170,780

Retail - 10.7%

Retail-Major Chain-2.3%
15,000	Costco Wholesale Corp.	3,134,700

Retail-Specialty-8.4%
25,000	Alibaba Group
	Holding Ltd. - ADR *	4,638,250
3,000	Amazon.com, Inc. *	5,099,400
8,000	Home Depot, Inc.	1,560,800
		11,298,450

Technology - 16.0%

Computer Data Storage-1.9%
14,000	Apple, Inc.	$2,591,540

Computer-Software-7.3%
22,000	Activision Blizzard, Inc.	1,679,040
10,000	Electronic Arts, Inc. *	1,410,200
40,000	Microsoft Corp.	3,944,400
10,000	salesforce.com, Inc. *	1,364,000
10,000	VMware, Inc. - CL A *	1,469,700
		9,867,340
Electronic-Semiconductor-1.8%
10,000	NVIDIA Corp.	2,369,000

Internet-5.0%
3,500	Alphabet, Inc. - CL C *	3,904,775
65,000	Twitter, Inc. *	2,838,550
		6,743,325

Transportation - 1.5%

Railroad-1.5%
14,000	Union Pacific Corp.	1,983,520

Total Common Stocks
(Cost $41,886,130)		65,008,645

EXCHANGE TRADED FUNDS - 51.8%
70,000	iShares Core S&P 500	19,113,500
120,000	Schwab Strategic
	Trust Large-Cap	7,798,800
55,000	SPDR S&P 500 Trust	14,920,400
63,000	Vanguard Growth	9,438,030
76,000	Vanguard Large-Cap	9,481,760
37,000	Vanguard S&P 500	9,231,870

Total Exchange Traded Funds
(Cost $41,235,729)		69,984,360

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2018

Monetta Young Investor Fund (Continued)

NUMBER OF SHARES		VALUE
MONEY MARKET FUNDS - 2.1%
2,809,836	Morgan Stanley
	Institutional Liquidity
	Fund - Government
	Portfolio, Institutional
	Class, 1.811% ^	$2,809,836

Total Money Market Funds
(Cost $2,809,836)		2,809,836

Total Investments
(Cost $85,931,695) - 102.0%		137,802,841

Liabilities in Excess
of Other Assets - (2.0)%		(2,767,547)

TOTAL NET ASSETS - 100.0%		$135,035,294

ADR - American Depositary Receipt

*	Non-income producing security.
^	Rate shown is the seven day effective yield at June 30, 2018.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (Unaudited)	June 30, 2018

		Monetta Young
	Monetta Fund	Investor Fund
Assets:
Investments at value (a)	$59,210,219	$137,802,841
Receivables:
Interest and dividends	19,296	208,739
Fund shares sold	650	441,090
Prepaid expenses	14,667	11,565
Total Assets	59,244,832	138,464,235

Liabilities:
Payables:
Investment advisory fees (Note 2)	47,048	67,328
Distribution expense (Note 5)	—	68,828
Fund shares redeemed	—	3,213,356
Accrued Transfer Agent fees	13,359	31,050
Accrued trustee fees	4,458	9,088
Accrued compliance fees	1,031	2,166
Accrued other expenses	28,725	37,125
Total Liabilities	94,621	3,428,941
Net Assets	$59,150,211	$135,035,294

Analysis of net assets:
Paid in capital	40,231,059	76,364,948
Accumulated undistributed net investment income (loss)	(112,142)	200,341
Accumulated undistributed net realized gain on investments	3,831,070	6,598,859
Net unrealized appreciation on investments	15,200,224	51,871,146
Net Assets	$59,150,211	$135,035,294

(a) Investments at cost	$44,009,995	$85,931,695

Shares of beneficial interest issued outstanding	2,982,372	5,391,480

Net asset value, offering price and redemption price per share	$19.83	$25.05

The accompanying notes are an integral part of these financial statements.

Statements of Operations (Unaudited)	For The Six Month Period Ended
June 30, 2018

		Monetta Young
	Monetta Fund	Investor Fund
Investment income and expenses:
Investment income:
Interest	$29,123	$42,783
Dividends	258,343	985,873
Total investment income	287,466	1,028,656

Expenses:
Investment advisory fees (Note 2)	275,575	402,355
Distribution expense (Note 5)	—	182,888
Transfer and shareholder servicing agent fee	43,539	110,519
Administration expense	18,409	35,884
Accounting fees	14,289	14,226
State registration fees	12,562	14,216
Audit fees	7,627	7,627
Custodian fees	7,315	15,741
Trustee fees	6,094	14,412
Compliance expense	6,041	14,852
Legal fees	2,793	6,672
Printing and postage fees	2,312	4,611
Other expenses	3,052	4,940
Total expenses	399,608	828,943
Net investment income (loss)	(112,142)	199,713

Realized and unrealized gain on investments:
Net realized gain on investments	1,800,036	5,853,223
Net change in unrealized appreciation of investments	1,176,782	244,476
Net gain on investments	2,976,818	6,097,699
Net increase in net assets from operations	$2,864,676	$6,297,412

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Six Month Period Ended June 30, 2018
and Year Ended December 31, 2017

			Monetta Young
	Monetta Fund		Investor Fund
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(112,142)	$(183,223)	$199,713	$434,313
Net realized gain on investments	1,800,036	4,559,628	5,853,223	4,027,598
Net change in unrealized appreciation
of investments	1,176,782	5,458,966	244,476	23,135,996
Net increase in net assets
from operations	2,864,676	9,835,371	6,297,412	27,597,907

Distributions paid from:
Net investment income	—	—	—	(434,265)
Net realized gain	—	(3,665,938)	—	(5,080,694)
Total distributions to shareholders	—	(3,665,938)	—	(5,514,959)

From capital transactions (Note 3):
Proceeds from shares sold	267,268	436,052	16,668,078	40,173,296
Net asset value of shares issued
through dividend reinvestment	—	3,569,437	—	5,220,113
Cost of shares redeemed	(1,944,910)	(6,709,004)	(33,775,116)	(38,603,791)

Increase (Decrease) in net assets
from capital transactions	(1,677,642)	(2,703,515)	(17,107,038)	6,789,618
Total increase (decrease)
in net assets	1,187,034	3,465,918	(10,809,626)	28,872,566

Net assets at beginning of period	$57,963,177	$54,497,259	$145,844,920	$116,972,354

Net assets at end of period	$59,150,211	$57,963,177	$135,035,294	$145,844,920

Accumulated undistributed
net investment income (loss)	$(112,142)	$—	$200,341	$628

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Six Months
For a share outstanding	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
throughout the period	June 30, 2018		December 31,	December 31,		December 31,	December 31,	December 31,
is as follows:	(Unaudited)		2017	2016		2015	2014	2013

Net asset value at
beginning of period	$18.89		$16.93	$16.28		$17.68	$18.45	$14.87

Investment Operations:
Net investment income (loss)	(0.04)		(0.06)	0.00	(b)	(0.02)	(0.04)	(0.00	)(b)
Net realized and unrealized
gain on investments	0.98		3.28	1.13		0.64	1.39	5.18

Total from
investment operations	0.94		3.22	1.13		0.62	1.35	5.18

Less Distributions:
From net investment income	—		—	(0.00	)(b)	—	—	—
From net realized gains	—		(1.26)	(0.48)		(2.02)	(2.12)	(1.60)

Total distributions	—		(1.26)	(0.48)		(2.02)	(2.12)	(1.60)

Net asset value at
end of period	$19.83		$18.89	$16.93		$16.28	$17.68	$18.45

Total return	4.98	%(c)	19.19%	6.98%		3.19%	7.15%	34.89%
Ratios to average net assets:
Expenses - Net	1.38	%(d)	1.40%	1.45%		1.40%	1.44%	1.51%
Expenses - Gross	1.38	%(d)	1.40%	1.45%		1.40%	1.44%	1.53	%(a)
Net investment
income (loss)	(0.39	)%(d)	(0.33)%	0.01%		(0.11)%	(0.24)%	(0.02)%
Portfolio turnover	68.3	%(c)	122.9%	120.2%		146.2%	137.2%	96.3%
Net assets ($ in thousands)	$59,150		$57,963	$54,497		$53,709	$55,368	$54,480

(a)
The gross expense ratio excludes fees paid indirectly.  Prior to 2014, certain Fund expenses (e.g. legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Fund from portfolio brokerage transactions.

(b)	Rounds to zero.
(c)	Not annualized.
(d)	Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Fund

	Six Months
For a share outstanding	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
throughout the period	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
is as follows:	(Unaudited)		2017	2016	2015	2014	2013

Net asset value at
beginning of period	$24.00		$20.26	$18.99	$20.65	$19.31	$14.91

Investment Operations:
Net investment income	0.03		0.07	0.11	0.09	0.09	0.15
Net realized and unrealized
gain on investments	1.02		4.58	1.81	0.25	1.79	4.74

Total from
investment operations	1.05		4.65	1.92	0.34	1.88	4.89

Less Distributions:
From net investment income	—		(0.07)	(0.12)	(0.09)	(0.09)	(0.10)
From net realized gains	—		(0.84)	(0.53)	(1.91)	(0.45)	(0.39)

Total distributions	—		(0.91)	(0.65)	(2.00)	(0.54)	(0.49)

Net asset value at
end of period	$25.05		$24.00	$20.26	$18.99	$20.65	$19.31

Total return	4.38	%(d)	23.10%	10.16%	1.40%	9.67%	32.78%
Ratios to average net assets:
Expenses - Net(b)	1.13	%(e)	1.16%	1.22%	1.18%	1.16%	1.00%
Expenses - Gross(b)	1.13	%(e)	1.16%	1.22%	1.18%	1.19%	1.24	%(a)
Net investment
income(b)(c)	0.27	%(e)	0.33%	0.58%	0.42%	0.42%	0.82%
Portfolio turnover	14.3	%(d)	36.1%	41.9%	51.1%	54.3%	37.0%
Net assets ($ in thousands)	$135,035		$145.845	$116,972	$120,150	$142,821	$127,002

(a)
The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly.  The gross expense ratio excluding only the fees waived/reimbursed was 1.22% for the year ended December 31, 2013. Prior to 2014, certain Fund expenses (e.g. legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Fund from portfolio brokerage transactions.

(b)	The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.
(d)	Not annualized.
(e)	Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (Unaudited)	June 30, 2018

1.	SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (“ETFs”) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Securities Valuation

Equity securities and ETFs are stated at fair value, based on the official closing price as of the time of valuation.  If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation.  Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Notes to Financial Statements (Unaudited)	June 30, 2018

(d) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2017, there were no capital loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2017, the Funds had no post-October capital losses which were realized after October 31, 2017 and deferred for tax purposes to January 1, 2018. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax positions as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2017, the Funds did not incur any interest or penalties.

(f) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Monetta	Monetta Young
	Fund	Investor Fund
Undistributed Ordinary Income	$1,663,706	$761,623
Undistributed Long-Term Capital Gain	375,563	—
Net Unrealized Appreciation	14,015,207	51,611,311
Total Accumulated Earnings	$16,054,476	$52,372,934

The tax character of distributions paid during period ended June 30, 2018 and the calendar year ended December 31, 2017 were as follows:

	Monetta	Monetta Young
2018	Fund	Investor Fund
Ordinary Income*	$—	$—
Long-Term Capital Gain	—	—
Total Distributions to Shareholders	$—	$—

	Monetta	Monetta Young
2017	Fund	Investor Fund
Ordinary Income*	$138,783	$2,056,652
Long-Term Capital Gain	3,527,155	3,458,307
Total Distributions to Shareholders	$3,665,938	$5,514,959

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an

Notes to Financial Statements (Unaudited)	June 30, 2018

asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.

• Level 1 -	quoted prices in active markets for identical investments;
• Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);
• Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each respective Fund’s investments at June 30, 2018, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$54,415,497	$—	$—	$54,415,497
Exchange Traded Funds	$2,712,800	$—	$—	$2,712,800
Money Market Funds	$2,081,922	$—	$—	$2,081,922
FUND TOTAL	$59,210,219	$—	$—	$59,210,219

Monetta Young Investor Fund
Common Stocks	$65,008,645	$—	$—	$65,008,645
Exchange Traded Funds	$69,984,360	$—	$—	$69,984,360
Money Market Funds	$2,809,836	$—	$—	$2,809,836
FUND TOTAL	$137,802,841	$—	$—	$137,802,841

Refer to the Funds’ Schedules of Investments for industry classifications. Transfers are recognized at the end of the reporting period. There were no transfers between valuation Levels during the six month period ended June 30, 2018.

2.	RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the six months ended June 30, 2018, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.

Each Fund pays an investment advisory fee to the Adviser monthly based on that Fund’s individual net assets.

The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million. The Monetta Young Investor Fund pays the Adviser based on an annual rate of 0.55% on all net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

Notes to Financial Statements (Unaudited)	June 30, 2018

3.	CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of “no par value” shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Young
	Fund	Investor Fund
2017 Beginning Shares	3,218,087	5,773,632
Shares sold	23,713	1,788,321
Shares issued upon dividend reinvestment	192,593	222,916
Shares redeemed	(365,626)	(1,709,008)
Net increase (decrease) in shares outstanding	(149,320)	302,229
2018 Beginning Shares	3,068,767	6,075,861
Shares sold	13,789	670,173
Shares issued upon dividend reinvestment	—	—
Shares redeemed	(100,184)	(1,354,554)
Net decrease in shares outstanding	(86,395)	(684,381)
2018 Ending Shares	2,982,372	5,391,480

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2018, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$—	$—	$37,308,377	$37,017,471
Monetta Young Investor Fund	—	—	19,924,313	29,880,743

5.	DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan up to 0.25% for the Monetta Young Investor Fund are accrued daily. The Fund distributor is Quasar Distributors, LLC.

6.	SECTOR RISK:

As of June 30, 2018, the Monetta Fund had a significant portion of their assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

7.	ETF RISK:

As of June 30, 2018, the Monetta Young Investor Fund had a significant portion of its assets invested in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like a common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

8.	CONTROL OWNERSHIP:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2018, Charles Schwab & Co., for the benefit of its customers, owned 38.49% of the outstanding shares of the Monetta Young Investor Fund.

Notes to Financial Statements (Unaudited)	June 30, 2018

9.	SUBSEQUENT EVENTS:

Effective August 29, 2018, the Monetta Young Investor Fund will change its name to the Monetta Core Growth Fund. The Fund will retain its current investment objective and principal investment strategies.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Notice to Shareholders (Unaudited)	June 30, 2018

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    September 6, 2018

By (Signature and Title)      /s/Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date    September 6, 2018